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                                                                   EXHIBIT 10.22

                                                              DUPLICATE ORIGINAL


                              CONSENT OF LANDLORD

      Pursuant to a Lease Agreement dated for reference purposes as of May 2, 1998, as amended by a First Amendment to Lease dated as of August 4, 1989 (collectively referred to as the "Lease") between 50 West San Fernando Associates, a California limited partnership ("Landlord") and KPMG Peat Marwick LLP (formerly Peat, Marwick, Main & Co. ("Tenant") relating to premises which include, but are not limited to, those commonly known as 50 West San Fernando Street, Suite 1000, San Jose California in the County of Santa Clara, Tenant has requested that Landlord consent to Tenant's Sublease to AboveNet, a California corporation ("Subtenant") of Suite 1000 (the "Subleased Premises"), containing approximately 10,420 rentable square feet, on the terms and conditions set forth in the Sublease dated March 13, 1998 and attached to this Consent as Exhibit "A" (the "Sublease").

      In consideration of Tenant's and Subtenant's execution of this Consent of Landlord and agreement to the terms and conditions set forth in this Consent, Landlord consents to the Sublease on the following terms and conditions:

      1. SUBRENT: Tenant represents and warrants to Landlord that the Sublease contains a complete and accurate statement of all rent and other consideration received or to be received from Subtenant in regard to the Sublease.

      2. NO WAIVER: This Consent does not constitute consent to any subsequent subletting or assignment, nor a waiver of the restriction on assignment and subletting contained in the Lease. Any substantial modifications in the terms of the Sublease, including but not limited to any change in the rent or other payments made by the Subtenant or any change in the term of the Sublease, constitutes a new sublease which requires Landlord's written consent. This Consent shall not be deemed to be approval of any such modified Sublease.

      3. TENANT'S PRIMARY OBLIGATIONS: Nothing herein shall release or alter the primary obligations of Tenant under the Lease, nor shall this Consent be deemed to create contractual obligations on the part of Landlord to the Subtenant. By executing this Consent, Subtenant agrees to assume all obligations of Tenant under the Lease related to the Subleased Premises arising after the date hereof and during the term of the Sublease and to remain jointly and severally liable therefor with Tenant.

      4. COSTS AND ATTORNEY'S FEES: This consent is conditional upon Landlord's receipt of the Landlord's reasonable costs and attorney's fees, to which Landlord is entitled under the Lease. Tenant shall immediately reimburse Landlord for such fees and costs upon receipt of Landlord's statement.

      5.    NO EFFECT ON LEASE:  In no event shall Landlord's consent to this

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CONSENT OF MASTER LESSOR                                             PAGE 2 of 4
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Sublease be, or be construed as, a modification of the terms of the Lease, and in the event of any inconsistency between any term of the Sublease and the terms of the Lease, the terms of the Lease shall prevail. To the extent that the Sublease contains any terms or provisions which purport to bind Landlord, such terms shall be of no force or effect.

      6. HAZARDOUS MATERIALS: (a) Subtenant, at its sole cost, shall comply with all laws relating to the storage, use, and disposal of Hazardous Materials (as defined in the Lease) that Subtenant, its agents, employees, contractors, or invitees bring or permit to be brought on to the Subleased Premises or on the Premises or the Property. If Subtenant does store, use, or dispose of any Hazardous Materials, Subtenant shall notify Landlord in writing at least five
(5) days prior to their first appearance on the Subleased Premises, and unless disclosed prior to the execution of this Consent in a response provided by Subtenant to Landlord's Hazardous Materials Questionnaire or other written disclosure, such Hazardous Materials shall not be stored, used, or disposed of on the Subleased or Premises without Landlord's advance written approval. Subtenant shall be subject to all obligations of Tenant under the Lease relating to Hazardous Materials.

      (b) Subtenant shall be responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the storage, use, or disposal of Hazardous Materials in or about the Subleased Premises, the Premises, or the Property by Subtenant, its agents, employees, contractors, or invitees which occur prior to or after the Effective Date, but Tenant shall remain responsible for any such matters to the extent set forth in the Lease, and Subtenant's responsibility and duty as set forth above shall not relieve Tenant of its responsibilities and duties pursuant to the Lease.

      7. CONSTRUCTION AND SIGNAGE: Any and all construction to be performed by Tenant or Subtenant on the Subleased Premises shall be subject to the advance written approval of Landlord and all other provisions relating to construction which are set forth in the Lease. Any signage called for in the Sublease shall be subject to Landlord's approval as per the terms of the Lease, and subject to the procurement of approval and permits from the City of San Jose if required. By approving the Sublease, Landlord shall not be deemed to have approved any signage or construction referenced therein.

      8. INSURANCE: The Subtenant shall comply with all of the provisions of the Lease as to insurance as if it were the Tenant named thereunder, and shall name the Landlord as an additional insured on all policies of insurance required by the Sublease and Lease, and provide the Landlord with a documentary proof thereof as required by

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CONSENT OF MASTER LESSOR                                             PAGE 3 of 4
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the Lease.

      9. USE: Subtenant shall use the Subleased Premises only for the uses and for which Tenant is allowed to use the Subleased Premises pursuant to the Lease.

      10. ASSIGNMENT OF TENANT'S RIGHTS: Tenant irrevocably assigns to Landlord, as security for the performance of each and all of Tenant's obligations under the Lease, all rent and other consideration received or to be received from Subtenant. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may (but is not required to) collect such rent or other consideration, provided, however, that until and unless Tenant commits an Event of Default under the Lease, Tenant shall have the right to collect such rent or other consideration (subject to any obligation set forth in the Lease whereby Tenant is to pay all or a part of such rent or other consideration to Landlord). Such assignment shall be subject to the following terms and conditions:

            (a) Landlord may collect such rent or other consideration from Subtenant only so long as Tenant shall continue to be in default of its obligations under the Lease.

            (b) Upon Landlord's written request following the occurrence of an Event of Default under the Lease, Tenant shall execute such documents as are reasonably requested by Landlord for the purpose of confirming to Subtenant that Landlord has the right to collect all rent and other consideration otherwise due to Tenant from such subtenant or assignee.

            (c) Subtenant has the right and duty to pay rent or other consideration otherwise due to Tenant directly to Landlord upon receipt from Landlord of a declaration under penalty of perjury stating that an Event of Default exists under the Lease, and in such event, each payment made to Landlord shall be deemed to satisfy the obligations of Subtenant to Tenant, but only to the extent of such payment.

            (d) Subtenant's payment to Landlord pursuant to this assignment shall not create or evidence any direct landlord tenant relationship between Subtenant and Landlord, and Landlord may exercise all remedies to terminate the Lease (including the termination of Subtenant's possession of the Premises or the Subleased Premises) in the event of any Event of Default by Tenant, notwithstanding its receipt of any payment from Subtenant pursuant to this assignment, unless the receipt of such payment completely cures Tenant's default. The acceptance of a

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CONSENT OF MASTER LESSOR                                             PAGE 4 OF 4
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      payment from Subtenant pursuant to this assignment shall not affect
      Landlord's right to its remedies with regard to all defaults remaining uncured after such payment.

      11. TERMINATION: The Sublease is and remains subject and subordinate to the Lease, and a termination of the Lease for any reason (including but not limited to a default of Tenant) shall terminate the Sublease.

      12. BROKERAGE COMMISSIONS: Landlord had not been represented by a real estate broker in regard to the transaction represented by this Amendment, and no brokerage commissions or finder's fees are due from Landlord in regard to the transaction. Tenant will hold Landlord harmless and indemnify Landlord against any claim, loss, or damage, including reasonable attorney's fees, in regard to a brokerage commission or finder's fee claim by a broker or finder and arising out of this transaction.

LANDLORD:                                TENANT:

50 West San Fernando Associates,         KPMG Peat Marwick LLP (formerly
a California limited partnership         Peat, Marwick, Main & Co.

By: SFG San Jose Company, LLC, an        /s/ [SIG]
    Indiana limited liability company,   ---------------------------------------
    its general partner

By: Melvin Simon & Associates, Inc.,     By: [Illegible]
    an Indiana corporation,                 ------------------------------------
    its manager                                   [Print Name and Title]

By: /s/ HERBERT SIMON                    Dated: 4/6/98
   ----------------------------------
       Herbert Simon, President
                                         SUBTENANT
Dated: 4/12/98
                                         AboveNet, a California corporation
By:
   ----------------------------------    /s/ STEPHEN BELOMY
                                         ---------------------------------------
Dated:
      -------------------------------    By: Stephen Belomy, Exec. V.P. & CFO
                                            ------------------------------------
                                                 [Print Name and Title]

                                         Dated:
                                               ---------------------------------
[Rev. 3/1/98]

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